SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2003

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-56234-01                  13-4162857
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-3 Trust

On May 25, 2003, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 2001-3 Trust. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2001 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2001-3 Trust relating to the Distribution Date of May 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2001-3 Trust relating to the Distribution Date of May 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated May 25, 2003


                             Payment Date: 05/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-3 Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A2             39,383.82    7.000000%         6,005.41        209.97        6,215.38       0.00      19.77
                        A3                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A4                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A5         33,655,870.96    7.000000%     5,131,981.37    179,432.31    5,311,413.68       0.00  16,893.60
                        APO            16,784.23    0.000000%           196.62          0.00          196.62       0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,487,282.36    7.000000%         8,638.43     50,580.33       59,218.76       0.00   4,762.15
                        B2          3,309,767.82    7.000000%         3,013.64     17,645.64       20,659.27       0.00   1,661.34
                        B3          1,987,413.27    7.000000%         1,809.59     10,595.66       12,405.25       0.00     997.58
                        B4          1,105,537.85    7.000000%         1,006.62      5,894.04        6,900.67       0.00     554.93
                        B5            886,224.06    7.000000%           806.93      7,094.86        7,901.80       0.00     444.84
                        B6            770,273.34    7.000000%             0.00      2,437.88        2,437.88   1,523.52     386.64
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         51,258,537.71     -            5,153,458.61    273,890.69    5,427,349.31   1,523.52  25,720.86
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2             33,378.42             19.77
                                A3                  0.00              0.00
                                A4                  0.00              0.00
                                A5         28,523,889.59         16,893.60
                                APO            16,587.61              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,478,643.93          4,762.15
                                B2          3,306,754.19          1,661.34
                                B3          1,985,603.67            997.58
                                B4          1,104,531.22            554.93
                                B5            885,417.13              0.00
                                B6            768,749.83          2,055.38
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         46,103,555.58         26,944.76
--------------------------------------------------------------------------------

                             Payment Date: 05/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-3 Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     7.000000% 06423JAA2     0.000000      0.000000      0.000000
                           A2         39,383.82     7.000000% 06423JAB0    11.891892      0.415783     66.095878
                           A3              0.00     7.000000% 06423JAC8     0.000000      0.000000      0.000000
                           A4              0.00     7.000000% 06423JAD6     0.000000      0.000000      0.000000
                           A5     33,655,870.96     7.000000% 06423JAE4   114.044030      3.987385    633.864213
                           APO        16,784.23     0.000000% 06423JAF1     1.452811      0.000000    122.564024
Residual                   AR              0.00     7.000000% 06423JAG9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,487,282.36     7.000000% 06423JAH7     0.892400      5.225240    979.198753
                           B2      3,309,767.82     7.000000% 06423JAJ3     0.892400      5.225240    979.198753
                           B3      1,987,413.27     7.000000% 06423JAK0     0.893186      5.229842    980.061042
                           B4      1,105,537.85     7.000000% 06423JAL8     0.893981      5.234498    980.933590
                           B5        886,224.06     7.000000% 06423JAM6     0.895596      7.874433    982.704917
                           B6        770,273.34     7.000000% 06423JAN4     0.000000      2.706460    853.443496
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      51,258,537.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-3 Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        46,103,555.58    46,103,555.58
Loan count                    117              117
Avg loan rate           7.860171%             7.86
Prepay amount        4,724,596.12     4,724,596.12

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees           269.90           269.90
Sub servicer fees            0.00             0.00
Trustee fees               170.86           170.86


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses            822.16           822.16
Cumulative losses      136,428.70       136,428.70

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           65.790193%           100.000000%             33,712,039.01
   -----------------------------------------------------------------------------
   Junior           34.209807%             0.000000%             17,529,699.97
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   784,151.04
60 to 89 days                           3                 1,172,316.61
90 or more                              0                         0.00
Foreclosure                             2                   685,983.58

Totals:                                 7                 2,642,451.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,427,349.31          5,427,349.31
Principal remittance amount            5,153,458.61          5,153,458.61
Interest remittance amount               273,890.69            273,890.69